EXHIBIT 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

OF ALTA MESA RESOURCES, INC.

PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, I, Michael A. McCabe, Chief Financial Officer of Alta Mesa Resources, Inc., hereby certify to the best of my that:

1.This Quarterly Report on Form 10-Q for the period ended March 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Alta Mesa Resources, Inc.

Date: May 21, 2018

/s/ Michael A. McCabe
Michael A. McCabe
Chief Financial Officer